UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 18, 2017
(December 15, 2017)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2017, PNM Resources, Inc. (“PNMR”) entered into a First Amendment to Term Loan Agreement (“Amendment No. 1”), amending its $100.0 million term loan agreement, dated December 21, 2016 (the “Term Loan Agreement”), among PNMR, the lender parties thereto (Wells Fargo Bank, National Association (“Wells Fargo”), MUFG Union Bank, N.A., and The Bank of New York Mellon), and Wells Fargo, as administrative agent. A copy of the Term Loan Agreement was filed by PNMR as Exhibit 10.1 to its Current Report on Form 8-K, dated December 21, 2016.
Amendment No. 1 is effective as of December 15, 2017, and extends the maturity date of the Term Loan Agreement from December 21, 2017 to December 14, 2018. Amendment No. 1 also changes the definition of “Applicable Percentage” for Eurodollar Loans (as defined in Section 1.1 of the Term Loan Agreement) from 0.85% to 0.80%. All other terms and conditions of the Term Loan Agreement remain the same and in full force and effect.
The above description of Amendment No. 1 is not complete and is qualified in its entirety by reference to the entire Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Wells Fargo, MUFG Union Bank, N.A. and The Bank of New York Mellon, and their affiliates perform normal banking (including as lenders under the PNMR $300 million unsecured revolving credit facility, as amended through November 2, 2016, and other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which they receive customary fees and expenses.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Term Loan Agreement, dated as of December 15, 2017, among PNM Resources, Inc., the lenders identified therein and Wells Fargo Bank, National Association, as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: December 18, 2017	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Finance and Controller
(Officer duly authorized to sign this report)